UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2022 (January 4, 2022)

CoJax Oil and Gas Corporation

(Exact name of registrant as specified in its charter)

Virginia	333-232845	46-1892622
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Jeffrey J. Guzy, Chief Executive Officer

3033 Wilson Boulevard, Suite E-605

Arlington, Virginia 22201

(703) 216-8606

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

NoneN/AN/A

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 3.02.    Unregistered Sales of Equity Securities

On January 4, 2022, CoJax Oil and Gas Corporation, a Virginia corporation ("Company"), granted:

(1)  Twelve Thousand Five Hundred (12,500) shares of Series A Convertible Preferred Stock, $0.01 par value per share, ("Preferred Stock") to Jeffrey J. Guzy, Company's Chief Executive Officer, and Director, in lieu of past-due cash compensation for services rendered by Mr. Guzy as Chief Executive Officer in 2021.

(2) Twelve Thousand Five Hundred (12,500) shares of Series A Convertible Preferred Stock, $0.01 par value per share, ("Preferred Stock") to Wm. Barrett Wellman, Company's Chief Financial Officer, in lieu of past-due cash compensation for services rendered by Mr. Wellman as Chief Financial Officer in 2021.

The shares of Preferred Stock were issued under a Restricted Stock Grant Agreement, dated January 4, 2022, with Mr. Guzy ("Guzy Agreement") and a Restricted Stock Grant Agreement, dated January 4, 2022, with Mr. Wellman ("Wellman Agreement").

The shares of Preferred Stock issuable under the Guzy Agreement and Wellman Agreement are "restricted securities" under the Securities Act of 1933, as amended ("Act") and will be issued in reliance upon an exemption from registration under the Act under Rule 506(b) of Regulation D under the Act and Section 4(a)(2) of the Act.  The Guzy Agreement and Wellman Agreement provide for:

(1) piggyback registration rights for any shares of Common Stock, $0.01 par value of Company issued upon conversion of the Preferred Stock, if any, which registration rights expire on January 4, 2023, and

(2)  a one-year restriction on the sale, transfer, pledge, or encumbrance of the Preferred Stock, which one-year period expires on the first annual anniversary of the Preferred Stock's grant date.  The restriction does not apply if the Preferred Stock is sold under an effective registration statement under Section 5 of the Securities Act of 1933, as amended. The one-year restriction does not apply to shares of Common Stock, $0.01 par value of the Company issued upon conversion of the Preferred Stock.

The Guzy Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K, and the Wellman Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K.  The above summary of the Guzy Agreement and Wellman Agreement is qualified in its entirety by reference to those agreements as attached to this Current Report on Form 8-K.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NO.EXHIBIT DESCRIPTION

10.1	Restricted Stock Grant Agreement, dated 4 January 2022, by CoJax Oil and Gas Corporation and Jeffrey J. Guzy
10.2	Restricted Stock Grant Agreement, dated 4 January 2022, by CoJax Oil and Gas Corporation and Wm. Barrett Wellman

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CoJax Oil and Gas Corporation, a Virginia corporation

By: /s/ Jeffrey J. Guzy

Jeffrey J. Guzy, Chief Executive Officer

Date: January 4, 2022